EXHIBIT 99.2

MTBC

Q3 2020 Results

A leading healthcare technology company with a complete suite of proprietary, cloud-based solutions for healthcare providers

NASDAQ Global Market: MTBC, MTBCP

Safe Harbor Statements

This presentation contains forward-looking statements within the meaning of the federal securities laws. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as "anticipate", "believe", "continue", "could", "estimate", "expect", "goals", "intend", "likely", "may", "might", "plan", "potential", "predict", "project", "should", "will" or the negative of these terms or other similar terms and phrases.

Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Forward-looking statements in this presentation include, without limitation, statements reflecting management's expectations for future financial performance and operating expenditures, expected growth, profitability and business outlook, increased sales and marketing expenses, and the expected results from the integration of our acquisitions.

Forward-looking statements are only current predictions and are subject to substantial known and unknown risks, uncertainties, and other factors that may cause our (or our industry's) actual results, levels of activity, performance, or achievements to be materially different from those anticipated by such statements. These factors include our ability to:

- Manage our growth, including acquiring, partnering with, and effectively integrating the recent acquisitions of Meridian Medical Management, CareCloud Corporation, and other acquired businesses into our infrastructure and avoiding legal exposure and liabilities associated with acquired companies and assets;
- Retain our clients and revenue levels, including effectively migrating new clients and maintaining or growing the revenue levels of our new and existing clients;
- Maintain operations in Pakistan and Sri Lanka in a manner that continues to enable us to offer competitively priced products and services;
- Keep pace with a rapidly changing healthcare industry;
- Consistently achieve and maintain compliance with a myriad of federal, state, foreign, local, payor and industry requirements, regulations, rules, laws and contracts;
- Maintain and protect the privacy of confidential and protected Company, client and patient information;
- Develop new technologies, upgrade and adapt legacy and acquired technologies to work with evolving industry standards and third-party software platforms and technologies, and protect and enforce all of these and other intellectual property rights;
- Attract and retain key officers and employees, and the continued involvement of Mahmud Haq as Executive Chairman and Stephen Snyder as Chief Executive Officer, all of which are critical to our ongoing operations, growing our business and integrating of our newly acquired businesses;
- Comply with covenants contained in our credit agreement with our senior secured lender, Silicon Valley Bank and other future debt facilities;
- Pay our monthly preferred dividends to the holders of our Series A Preferred Stock;
- Compete with other companies developing products and selling services competitive with ours, and who may have greater resources and name recognition than we have;
- Respond to the uncertainty resulting from the recent spread of the Covid-19 pandemic and the impact it may have on our operations, the demand for our services, and economic activity in general; and
- Keep and increase market acceptance of our products and services.

Although we believe that the expectations reflected in the forward-looking statements contained in this presentation are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements.

In our earnings releases, prepared remarks, conference calls, slide presentations, and webcasts, we may use or discuss non-GAAP financial measures, as defined by SEC Regulation G. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, are included in the Appendix to this presentation. Our earnings press releases containing such non-GAAP reconciliations can be found in the Investor Relations section of our web site at ir.mtbc.com.

The statements in this presentation are made as of the date of this presentation, and the Company does not assume any obligations to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Hosts for MTBC Third Quarter 2020 Earnings Call

Mahmud Haq	Executive Chairman
Stephen Snyder	Chief Executive Officer
A. Hadi Chaudhry	President
Bill Korn	Chief Financial Officer
Kim Blanche	General Counsel

Accelerating Revenue Growth with Targeted and Proven Strategy

Organic growth and strategic acquisitions drive tech enabled solutions revenue



49%
CAGR
$31.8M
$50.5M
$64.4M
$105-$107M
$130-$135M
2017
2018
2019
2020 Guidance
2020 Run Rate

MTBC

Highlights:

- Q3 '20 Revenue
  - $31.6 million
  - 88% YOY Increase
  - A new record
- Q3 '20 Adj. EBITDA
  - $4.2 million
  - 62% YOY Increase
  - A new record

Supporting our 'Hero Healthcare Provider' Clients

Client Impact Amidst COVID-19 Pandemic



COVID-19 Driving Rapid Telehealth Adoption

- Clients experienced a reduction in appointment volumes beginning in the second half of Q1 as a result of COVID-19
- Increase in telehealth appointments (our platform and third parties) helped offset in-person appointment declines
- By Q3, patient appointment volumes returned to within 5 to 10% of pre-pandemic levels, which is where they remain today

COVID-19 Operational Response & Mitigation Efforts

MTBC A Unique Healthcare® IT Company .com

- Leveraging distributed global workforce and technology to ensure continuity and excellence
- Operational preparedness to support a second/ third wave
- Rapid product enhancements including automated patient mass messaging, online intake and screening questions, integrated and enhanced telehealth, etc.

Proactive Client Communications & Support



- Practice Pulse: market data, surveys & insights
- Advocating on behalf of our clients with payors and CMS
- Cares Act webinars, training & companion guides
- Telehealth best practices education & training (webinars, guides, etc.)
- COVID-19 client resource center

Robust Solution Driving Growth



Practice Management Software
Electronic Heath Records
Revenue Cycle Management
Patient Experience Management
Cloud-based Software & Services
App Ecosystem
Telemedicine Solutions
Business Intelligence
Mobile Apps
Robotic Process Automation
Third-Party Apps
Additional Business Services
Medical Coding
Contracting & Credentialing
Group Purchasing Organization
Practice Management Services
On-Demand Workforce
Workforce Extension
Product Development
Technology Services

2020 Acquisitions

CareCloud

breeze



TUES
12
DIAGNOSES
M19.029

- Award-winning, enterprise-grade cloud platform and business services for medical groups nationwide, offering:
  - Revenue cycle management
  - Practice management
  - Electronic health record
  - Patient experience management software and solutions

MERIDIAN MEDICAL MANAGEMENT

VertexDr®

PrecisionBI®

ORIGIN Healthcare Solutions

- Leading healthcare technology and RCM solutions provider to large, complex, multi-specialty physician groups, prestigious healthcare systems, and national healthcare IT vendors
- Former GE Healthcare IT company
- Robust robotic process automation business line
- Proprietary, cloud-based business intelligence software

Nine Month Revenues Exceed Prior Full Year Revenues



($ in millions)
YTD 2018 – YTD 2020 Historical CAGR: 47%
$34.0
$50.5
$48.7
$64.4
$73.1
YTD
Full Year
2018
2019
2020

2020 Growth Drivers:

- January: CareCloud
- June: Meridian
- Full-year: Increased velocity of organic growth

Q3 2020 Highlights – New Records


Revenue
+88%
$16.9
$31.6
Q3 2019
Q3 2020
Net loss
- $1.6 M
($0.1)
(1%)
margin
(5%)
margin
($1.7)
Q3 2019
Q3 2020
Adjusted net
income +58%
$2.2
13%
margin
$3.5
11%
margin
Q3 2019
Q3 2020
Adjusted EBITDA
+62%
$2.6
15%
margin
$4.2
13%
margin
Q3 2019
Q3 2020

Increase in GAAP net loss due to approx. 5x increase in amortization expense from Meridian and CareCloud acquisitions during 2020

See reconciliations of non-GAAP results in the Appendix

($ in millions. Percent change reflects Q3 2019 to Q3 2020)

Proven and Repeatable Acquisition Integration Expertise

MERIDIAN MEDICAL MANAGEMENT — ***June 2020***

CareCloud — ***January 2020***

Etransmedia — ***April 2019***

ORION HEALTHCORP — ***July 2018***

MediGain — ***October 2016***



Acquisitions Expenses Reduction
100%
80%
60%
40%
20%
0%
Q0
(Prior to acquisition)
Q1
Q2
Q3
Meridian
CareCloud
ETM
Orion - RCM
MediGain

For Orion, the practice management segment and group purchasing organization were profitable pre-acquisition, so expense reductions focused on RCM business only

Meridian began cost-cutting in mid-2019, so Q3 of 2019 is considered Q0 for this purpose

- Proven repeatable results:
  - CareCloud operating expenses reduced 46% by Q3
  - Meridian's operating expenses reduced 16% by Q3
  - CareCloud had negative profit contribution during Q1 and was accretive in Q3
  - Meridian had negative profit contribution the last two weeks of Q2 2020 and was slightly accretive in Q3

Margins Typically Rebound a Few Quarters After Major Acquisitions


50%
40%
30%
20%
10%
0%
(10%)
36%
46%
44%
51%
46%
50%
31%
40%
38%
34%
42%
45%
41%
37%
39%
(4%)
6%
8%
18%
12%
18%
12%
15%
16%
11%
21%
25%
6%
4%
17%
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Gross margin
Adjusted EBITDA margin

MediGain
October 2016

ORION HEALTHCORP
July 2018

Etransmedia
April 2019

CareCloud
January 2020

MERIDIAN MEDICAL MANAGEMENT
June 2020

Excludes practice management segment, which generated $13M of revenue during 2019

Revenue Growth: 2017 – 2019 plus 2020 Guidance



($ in millions)
2017 – 2020 CAGR: 49%
$31.8
$50.5
$64.4
$105-107
$130-135
2019 – 2020:
63% - 66% Growth
Range
Guidance
Actual
YTD Actual
2017
2018
2019
2020 Guidance
Run Rate

Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results

Adjusted EBITDA: 2017 – 2019 plus 2020 Guidance

($ in millions)



2017 – 2020 CAGR: 76%
$2.3
$4.8
$8.1
$12-13
$24 +
2019 – 2020:
48% - 60% Growth
Range
Guidance
Actual
YTD Actual
2017
2018
2019
2020
Guidance
Run Rate

Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results

See reconciliations of non-GAAP results in the Appendix

Why MTBC?

- Record results driven by organic as well as strategic growth
- Rapidly integrating large acquisitions driving enhanced scale
- Re-affirmed full-year outlook of $105-107 million revenue, $12-13 million adjusted EBITDA
- Positioned for further revenue and profitability growth in 2021



$12.99
Company Overview

Corporate Website	www.mtbc.com
Investor Relations	ir.mtbc.com
Investor Inquiries	Bill Korn, CFO *bkorn@mtbc.com* Matt Kreps, Darrow IR *mkreps@darrowir.com* *(214) 597-8200*

Appendix



Non-GAAP Financial Reconciliation

MTBC

($000s) ADJUSTED EBITDA	2017	2018	2019	Q3 2019	Q3 2020	YTD 2019	YTD 2020
GAAP net loss	**$ (5,565)**	**$ (2,138)**	**$ (872)**	**$ (138)**	**$ (1,674)**	**$ (1,205)**	**$ (8,968)**
Provision (benefit) for income taxes	68	(157)	193	87	62	101	18
Net interest expense	1,307	250	121	32	130	82	352
Foreign exchange / other expense	(249)	(435)	827	704	296	408	(17)
Stock-based compensation expense	1,487	2,464	3,215	775	1,763	2,326	4,951
Depreciation and amortization	4,300	2,854	3,006	814	3,206	2,407	6,944
Transaction and integration costs	515	1,891	1,736	601	609	1,539	1,709
Restructuring, impairment & unoccupied lease charges	276	-	219		321	-	681
Change in contingent consideration	152	73	(344)	(280)	(500)	(344)	(500)
Adjusted EBITDA	**$ 2,291**	**$ 4,802**	**$ 8,101**	**$ 2,595**	**$ 4,213**	**$ 5,314**	**$ 5,170**

($000s) ADJUSTED NET INCOME	2017	2018	2019	Q3 2019	Q3 2020	YTD 2019	YTD 2020
GAAP net loss	**$ (5,565)**	**$ (2,138)**	**$ (872)**	**$ (138)**	**$ (1,674)**	**$ (1,205)**	**$ (8,968)**
Foreign exchange / other expense	(249)	(435)	827	704	296	408	(17)
Stock-based compensation expense	1,487	2,464	3,215	775	1,763	2,326	4,951
Amortization of purchased intangible assets	3,393	1,828	1,877	512	2,691	1,549	5,751
Transaction and integration costs	515	1,891	1,736	601	609	1,539	1,709
Restructuring, impariment & unoccupied lease charges	276	-	219		321	-	681
Change in contingent consideration	152	73	(344)	(280)	(500)	(344)	(500)
Income tax expense (benefit) related to goodwill	27	(208)	80	45	7	29	(93)
Non-GAAP Adjusted Net Income	**$ 36**	**$ 3,475**	**$ 6,738**	**$ 2,219**	**$ 3,513**	**$ 4,302**	**$ 3,514**

See the Company's Annual Reports on Form 10-K for the years 2018 and 2019 and the Company's Quarterly report on Form 10-Q for third quarter 2020